UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

              (Date of earliest event reported): November 21, 2005

                       FIRST VIRTUAL COMMUNICATIONS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

     Delaware                     000-23305                     77-0357037
 ----------------           ---------------------          -------------------
 (State or other            (Commission File No.)           (I.R.S. Employer
 jurisdiction of                                            Identification No.)
 incorporation
 or organization)

                       303 Twin Dolphin Drive, Sixth Floor
                         Redwood City, California 94065
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                 (650) 632-4581
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

                                TABLE OF CONTENTS


ITEM 9.01 FINANCIAL STATEMENTS ............................................... 3

SIGNATURES ................................................................... 4

ITEM 9.01 FINANCIAL STATEMENTS

Overview
--------

         As originally disclosed in an 8-K filed on November 19, 2004, the Company reported in April 2004 that the audit committee of the board of Directors initiated a special investigation as a result of the identification by management of several irregular sales transactions, most of which had occurred in our Asia operations. The audit committee retained a special independent legal counsel and through them, independent forensic accountants, to review these transactions.

         The audit committee also identified certain sales transactions unrelated to our Asia operations that were not appropriately accounted for, including primarily transactions with one U.S. customer where revenue was recognized prematurely for certain sales transactions. The audit committee determined on November 15, 2004 that, as a result of the errors involving this one U.S. customer, it was necessary to restate our financial results for the years ended December 31, 2001, 2002 and 2003. Accordingly, the previously filed financial statements for these periods should no longer be relied upon.

Results of Audit Committee Investigation
----------------------------------------

         The audit committee determined that revenues related to contracts with one of our U.S. customers were prematurely recognized in a quarter preceding the quarter in which the transactions should have been recognized under applicable revenue recognition rules, American Institute of Certified Public Accountants' Statement of Position 97-2 (SOP 97-2), "Software Revenue Recognition" and Securities and Exchange Commission Staff Accounting Bulletin 104 (SAB 104), "Revenue Recognition." Under SOP 97-2 and SAB 104, a requirement for revenue recognition is the occurrence of acceptance or expiration of the acceptance period when acceptance criteria are specified. The audit committee's investigation revealed that the acceptance requirement was not met in the quarters in which revenue was recognized for certain transactions relating to purchases of products by the U.S. customer. The audit committee found no evidence to suggest that the revenues and cash flows associated with the U.S. customer's contracts were not genuine. The U.S. customer's contracts were valid, products were delivered, and we received cash. We performed an analysis of the extent and quantification of the prematurely recognized revenue, which forms the basis of the need to restate our financial results for the 2001, 2002 and 2003 fiscal years. Included in the analysis are adjustments made as a result of the irregularities and errors involving the Asia and other operations and additional errors noted during the course of the investigation. While these additional errors and the errors involving the Asia and other operations were not individually material for reporting purposes and would not have required a restatement of previously issued financial statements, they are being corrected as part of the restatement resulting from the adjustments related to the acceptance provisions with this one U.S. customer.

         For purposes of the restatement, the revenue improperly recognized in a particular quarter will be deferred and recognized in the quarter in which acceptance requirements were satisfied. For example, if a product sale having a value of $100 was prematurely recognized in one quarter, the $100 will be deferred from the revenue in that quarter and then recognized in a later quarter in which customer acceptance requirements were satisfied. In addition to revenue shifting between periods, there will be a resultant impact on cost of goods sold and operating expenses. The effects on income taxes, net loss, earnings or loss per share, total assets, total liabilities, working capital and stockholders' equity will also be taken into account in the restatement.

Restatement of Financial Results (unaudited)
--------------------------------------------

         As a result of the audit committee's investigation into our revenue recognition practices, the audit committee has determined that we should restate our financial results for the years ended December 31, 2001, 2002 and 2003. The following reflects the adjustments and the restated financial results as a result of these adjustments.

                       FIRST VIRTUAL COMMUNICATIONS, INC.
                      Re-statement of Financial Statements
                For years ended December 31, 2001, 2002 and 2003
                             (Amounts in Thousands)
                                   (Unaudited)

                         ---------------   ---------------   ---------------
                               As                                  As
                            Reported         Adjustment         Restated
                         ---------------   ---------------   ---------------
FYE 2001:
Revenue                   $      27,661     $        (198)    $      27,463
Cost of goods sold              (20,550)              361           (20,189)
                         ---------------   ---------------   ---------------
Gross profit                      7,111               163             7,274
Expenses                        (38,712)               --           (38,712)
                         ---------------   ---------------   ---------------

Net loss                  $     (31,601)    $         163     $      31,438)
                         ===============   ===============   ===============
Basic and diluted
  net loss per share      $       (6.28)    $        0.03     $       (6.25)
                         ===============   ===============   ===============

Assets                    $      38,158     $         (66)    $      38,092
Liabilities                     (11,801)             (538)          (12,339)
Equity                          (26,357)              604           (25,753)
                         ---------------   ---------------   ---------------
                          $          --     $          --     $          --
                         ===============   ===============   ===============
FYE 2002:
Revenue                   $      24,414     $       1,159     $      25,573
Cost of goods sold               (8,379)             (715)           (9,094)
                         ---------------   ---------------   ---------------
Gross profit                     16,035               444            16,479
Expenses                        (40,357)                8           (40,349)
                         ---------------   ---------------   ---------------

Net loss                  $     (24,322)    $         452     $     (23,870)
                         ===============   ===============   ===============
Basic and diluted
  net loss per share      $       (3.19)    $        0.06     $       (3.13)
                         ===============   ===============   ===============

Assets                    $      19,760     $        (105)    $      19,655
Liabilities                     (12,987)              (47)          (13,034)
Equity                           (6,773)              152            (6,621)
                         ---------------   ---------------   ---------------
                          $          --     $          --     $          --
                         ===============   ===============   ===============
FYE 2003:
Revenue                   $      21,323     $        (153)    $      21,170
Cost of goods sold               (3,580)               23            (3,557)
                         ---------------   ---------------   ---------------
Gross profit                     17,743              (130)           17,613
Expenses                        (27,717)               38           (27,679)
                         ---------------   ---------------   ---------------

Net loss                  $      (9,974)    $         (92)    $     (10,066)
                         ===============   ===============   ===============
Basic and diluted
  net loss per share      $       (1.11)    $       (0.01)    $       (1.12)
                         ===============   ===============   ===============

Assets                    $      20,109     $        (118)    $      19,991
Liabilities                     (11,608)             (126)          (11,734)
Equity                           (8,501)              244            (8,257)
                         ---------------   ---------------   ---------------
                          $          --     $          --     $          --
                         ===============   ===============   ===============

                               SUBSEQUENT EVENTS:

Bankruptcy
----------

         As previously reported, on January 20, 2005, First Virtual Communications, Inc. (the "Company") and its wholly owned subsidiary, CUseeMe Networks, Inc. (collectively with the Company, the "Debtors"), filed voluntary petitions for relief under chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Northern District of California, located in San Francisco (the "Bankruptcy Court"). As also previously reported, on March 15, 2005, the Debtors completed a sale of substantially all their assets for $7.15 million in cash plus certain additional consideration under an asset purchase agreement dated as of February 28, 2005 with RADvision Ltd.

         On November 14, 2005, the Plan of Reorganization was approved by the Bankruptcy Court with a presumed effective date in December 2005.

Change in Auditors
------------------

         As previously reported on Form 8-K, the Company and the Unsecured Creditor's Committee approved the dismissal of PricewaterhouseCoopers, LLP and appointed Squar, Milner, Reehl & Williamson, LLP ("Squar Milner") as the independent registered public accounting firm effective October 12, 2005. Squar Milner is currently auditing the Company's financial statements for the year ended December 31, 2004 and reviewing the financials statements for the interim periods in 2004 and 2005.

Cautionary Statement
--------------------

         In addition to the historical information contained in this Current Report, this Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties.

         These forward looking statements include, without limitation, statements containing the words "believes," "anticipates," "expects," "intends" and words of similar import. Such forward-looking statements will have known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.

         We assume no obligation to update any forward-looking statements contained herein. Our expectations and the events, conditions and circumstances on which these forward-looking statements are based may change.

Cautionary Statement Regarding Forward-Looking Statements
---------------------------------------------------------

         In addition to the historical information contained in this Current Report, certain of the information contained in this Current Report should be considered "forward-looking statements" within the meaning of the Private
Securities Litigation Reform Act of 1995, that reflect the Company's current views with respect to current events and financial performance. Such forward looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to access working capital, including, but not limited to, the use of cash collateral; the Company's ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more transactions under a plan or plans of reorganization with respect to the chapter 11 cases; risks associated with third parties seeking and obtaining the Bankruptcy Court's approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a chapter 11 trustee or to convert the cases to chapter 7 cases; the ability of the Company to obtain and maintain normal terms and relationships with vendors, service providers and employees; the Company's ability to maintain contracts that are critical to its operations; any adverse impact on us from the special investigation and restatement of previously announced financial results; any adverse impact arising from the delay in filing required periodic reports; and other risk factors set forth in the Company Annual Report on Form 10-K for the year ended December 31, 2003 and in the Company's other public filings with the SEC.

         We assume no obligation to update any forward-looking statements contained herein. The Company's expectations and the events, conditions, and circumstances on which these forward-looking statements are based may change.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 28, 2005                FIRST VIRTUAL COMMUNICATIONS, INC.

                                       By: /s/ Gregory Sterling
                                       -----------------------------
                                       Gregory Sterling
                                       Chief Restructuring Officer
                                       Duly Authorized Officer and
                                       (Principal Financial Officer)




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